UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

3547 Meeks Farm Road   Suite A1,  Johns Island, SC   29455

(Address of principal executive offices)  (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

                 (Name and address of agent for service)

Registrant's telephone number, including area code:   (843) 557-1300

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

SATUIT CAPITAL MICRO CAP FUND

October 31, 2010

Skate to Where the Puck is Going to Be – the Next Expansionary Cycle

In the fiscal year ended October 31, 2010, the returns of the indices were consistent with our research presented last year; small and micro cap equities tend to outperform larger market caps coming out of a recession.  The Russell 2000 index returned 25.0%, well above the S&P 500's 14.2%.  The Satuit Capital Management Micro Cap Fund (SATMX) continued a string of strong performance by returning 30. 09%.  Recall that in our 2009 annual report we showed that over the last 10 recessions, going back to 1948, small and micro caps have higher annualized returns than other market cap ranges 90% of the time two years after a recession ends.

Analysis of FY10 performance:

Fiscal year 2010 was largely a tale of three markets, trending with the market's collective thoughts on the direction of the economic recovery.  We saw the Russell 2000 index advance 32.5% from the start of the fiscal year until April 2010, pull back 21.2% into the July trough, and then recover 19.7% by the end of the year.  All of this market action took place while US GDP growth remained positive.

Timing these fluctuations is an exercise in futility over time, which is why we don't vary our investment process to the prevailing "wisdom" of the market.  This philosophy is also why we feel that investors are best served by maintaining a diversified portfolio at all times.  We remained consistent with our same investment process that we've used over the last 10 years.  We seek to invest in the stocks of companies that have an attractive relative valuation with the potential for above average earnings per share growth.  With this discipline in mind, we aim to outperform our small cap peers regardless of the economic environment or trend of the market.

When analyzing our fiscal year 2010 results, it is clear that stock selection was the greatest contributor to our outperformance.  With discipline instilled through our proprietary screening process, stock selection is driven by our bottom-up, fundamental research.  Our sector allocations largely maintained consistent positions -- underweight banks (since 2006), overweight industrials, technology and energy -- but some industry weights did vary over the course of the year.

The individual stocks that contributed most to our FY10 performance include Acme Packet, Zagg Inc. and Measurement Specialties.  Acme Packet creates equipment for the next generation of telecom networks, and grew too big for our fund over the year.  Zagg makes accessories for mobile "smart phones" and tablets, and has been revising earnings guidance higher due to stronger than expected demand.  Measurement Specialties manufactures a broad range of sensors, used in a wide spectrum of applications, including automotive, industrial and medical devices.  The company has seen earnings growth above forecasts due to a recovery in demand and the benefits of a new manufacturing plant in China.

Our biggest detractor from performance over the year was cash, a hurdle that all active managers must overcome that the indices do not.  We strive to minimize this impact by staying fully invested, but we typically hold a small % of cash as some equity holdings are liquidated for more attractive investment opportunities.

Continuing "out of the abyss" -- the first half of Fiscal Year 2010:

The first half of the fiscal year (November 2009 until April 2010) was dominated by an upward trend in the market.  This was a continuation of the rebound that began when the market bottomed in March 2009.  The expectation of continued positive US GDP growth and corresponding corporate earnings growth fueled the market's rise as investors anticipated higher earnings per share.  This is indeed what occurred, as the US economy grew 5% annualized in the December quarter of 2009, and a further 3.7% in March 2010.  Earnings estimates for the S&P500 increased 6% in the six months ending in April, as that index increased 16%.  I use US GDP and the S&P500 for illustrative purposes, as SATMX is certainly not US-only and not tied to the large cap S&P500.  In fact, the companies held in the fund collectively conduct 20-30% of sales outside the US, and our weighted average market capitalization is $380 million.

Over the first six months of the fiscal year SATMX started strong, outperforming by over 3% in November 2009 alone.  Our performance relative to the benchmark slowly eroded and finally slipped negative as the market peaked in April 2010.  We did not make any major shifts over this time, but continued to search for stocks with attractive relative valuation with the potential for above average earnings per share growth.  We did reduce our holdings with high sales exposure to China over this time, as the People's Bank of China raised interest rates, and it appeared that the earnings growth of some holdings could be reduced as a result.

During this period, we had many holdings that added to performance.  A-Power Energy Generation Systems, Ltd., Deer Consumer Products, Inc., and Semitool Inc immediately come to mind as early performers that helped drive performance in the first few months of SATMX’s fiscal year.  China based A-Power Energy Generation Systems, Ltd. through its subsidiaries, provides onsite distributed power generation systems and micro power grids for industrial companies and produces wind turbines. Another Chinese based company, Deer Consumer Products, Inc., engages in the design, manufacture, and sale of home and kitchen electronic appliances. We became continually cautious as the end of the calendar year approached and exited APWR and DEER in January of 2010. Exiting these positions was fortuitous as each declined in value over the next few months.  Semitool, however, was acquired by Applied Materials.

Moving further into the first six months of fiscal year 2010 (and into calendar 2010) we need to point out Acme Packet, Inc. (APKT).  APKT enables telecom service providers, enterprises, and contact centers to deliver interactive communications and data services across Internet protocol (IP) network borders in the United States, Canada, and internationally. APKT continued a string of beat-and-raise guidance quarters, as telecom equipment spending continues to migrate towards their IP-based solution from legacy equipment. As telecom carriers continue to modernize their networks, the market for APKT’s solutions continues to grow. We eventually exited our position in APKT (September 2010) as the company got t o o big (market capitalization) for the fund.

Recoveries are not just straight lines -- the April to July pullback:

Just as expectations of increased earnings drove stock prices higher, fears of a slowdown resulted in a pullback in the market from April until July, and then lingered into August.  This market "correction" as short-term pullbacks are often called, was a result of a combination of fears, all of which had the potential to impact the economy and corporate earnings growth.  Thoughts of a possible "double dip" in the US economy, debt woes in Greece, Ireland and Portugal (and the UK, Spain, Italy...), and China's continued effort to "rein in" its property market all weighed on the stock market.

The Russell 2000 index declined 21% from its peak in April until it troughed in July 2010.  SATMX fared slightly better, declining 20%, and pulling even with our peer group over that time frame.  The "double dip" never materialized, and the US economy only slowed to a 1.7% pace in the June quarter before picking up again coming into the end of our fiscal year.

Detracting from performance during this period was Neptune Technologies (NEPT), Smart Balance (SMBL) and Tuesday Morning (TUES). NEPT is a biotechnology company, engages in the research, development, and commercialization of products derived from marine biomasses, mostly krill. NEPT took a deep dive during this period.  Since then the stock has rebounded and we used the strength to exit the position. Smart Balance (SMBL) lost its balance as weaker sales and a more competitive environment dampened investor’s enthusiasm for the shares. SMBL designs and markets healthy living food products most notably Smart Balance Spreads. Moving into the milk category could be a longer term positive; however, for the short to mid-term, competitive issues are weighing on the stock. We exited the position but we’ll monitor the competitive landscape for signs that SMBL can regain its balance. Tuesday Morning (TUES) performed like a Saturday morning after a late Friday night! A close-out retailer of upscale home furnishings, house wares, gifts and related items, TUES has done nothing short of continuing to report positive sales and earnings trends. However, investors have not warmed to the fundamentals. We are still constructive on the holding but patience is, at times, not a virtue. We will continue to monitor the position, but we need to see some positive progress in the shares, soon.

The economic expansion IS real -- August and beyond:

It was during the usual summer doldrums that the EU stepped into help the European debt crisis, the jobless rate leveled out, and the US dollar continued to weaken (helping exports and international sales converted to $USD.)  At the very least, it appeared that the economy was not getting worse.  From the vantage point of the corporate management teams we talk to, business had remained healthy, but their customers were finally getting over their fear of commitment.  Orders for the back to school season were placed, international demand for industrial goods picked up, and the market resumed its upward trend.

The market's rapid rise in the last quarter of our fiscal year regained almost the ground lost in the correction, and has since set new highs.  The S&P 500 gained 17% from its July low, while the Russell 2000 gained 20% and SATMX outperformed by gaining 24%.  Our consumer-focused holdings outperformed, including ZAGG and Zumiez, a teen-focused clothing retailer.  The financial sector was also a highlight, as Amtrust Financial Services maintained a string of better than expected earnings reports and investors responded enthusiastically.  Coupled with positive stock selection, our continued underweight of the financial sector in general was a positive contributor, as most stocks in this sector lagged behind the rally in the market.

The Expansionary Cycle :

SATMX’s performance in FY 2010 was a solid 30. 09 % besting our relevant benchmarks.  We outperformed by applying our philosophy and process as we have done over the past 10 years.  As we enter our 11th year, we will emphasize to investors that we will not change our process.  We will remain consistent as we try to find the best stocks for the portfolio.

What about our outlook for FY and calendar year 2011?  To use the hockey analogy, let’s skate to where the puck is going to be.  Sure, it’s a quaint saying but it is spot on especially when contemplating investment allocations.  It’s especially important now that we have exited the last recession and entered into the beginnings of the next expansionary cycle.

The financial press and Wall Street Strategists will insist that equity investors add to large cap equity strategies over micro/small cap equity strategies. We feel that equity investors should be doing the exact opposite, that is, reevaluating their allocation to micro/small equity strategies and we think the data backs us up.

             Annualized Returns:  Expansionary Periods

Expansionary Periods	Mths	Micro Cap	Small Cap	Mid Cap	Large Cap

Oct 45 to Nov 48	38	0.73%	-0.80%	1.65%	2.44%
Oct 49 to June 53	45	19.14%	19.18%	17.91%	17.97%
May 54 to Aug 57	40	20.97%	18.77%	17.35%	18.76%
Apr 58 to Apr 60	24	27.40%	23.77%	21.32%	17.84%
Feb 61 to Dec 69	107	14.98%	12.48%	10.60%	7.49%
Nov 70 to Nov 73	36	-7.95%	-1.79%	2.23%	9.02%
Mar 75 to Jan 80	59	35.11%	31.45%	23.07%	11.27%
Jul 80 to Jul 81	12	18.60%	13.50%	14.21%	5.38%
Nov 82 to Jul 90	105	7.13%	12.11%	13.58%	15.40%
May 91 to Mar 01	119	13.70%	13.55%	12.86%	14.56%
Nov 01 to Dec 07	74	20.60%	15.20%	15.20%	6.90%
July 09 to Sep 10	15	28.64%	32.77%	32.50%	20.38%

Mean	56	16.59%	15.85%	15.21%	12.28%

Pre 1980 Mean	50	15.77%	14.72%	13.45%	12.11%

Post 1980	65	17.73%	17.43%	17.67%	12.52%

Last 3	69	20.98%	20.51%	20.19%	13.95%

Last 2	45	24.62%	15.20%	23.85%	13.64%

July 09 to Sep 10	15	28.64%	32.77%	32.50%	20.38%

Table 1 shows U.S. domestic economic expansionary periods from 1945 and market capitalization returns.  The date ranges are collected from NBER and the capitalization deciles are defined by CRSP.  The returns have been calculated by Satuit Capital.

NBER – National Bureau of Economic Research

CRSP – Center for Research in Securities Prices, University of Chicago

Our first observation is that the last 16 months has not felt like an expansion. It probably isn’t but NBER told us the recession ended in June of 2009 so we have to use the data.  Our second observation is that micro cap and small cap stocks have continued to outperform during this period.  That’s not surprising to us.

Finally, our third and most important observation comes from the return data in the shaded grey area of Table 1.  While past performance is no guarantee of future performance, investors should be aware that over the last 11 expansionary periods, micro cap and/or small cap stocks outperform mid cap and large cap stocks about 66 % of the time.  So put on your skates and skate to where the puck is going to be.

Satuit Capital Management, LLC

SATUIT CAPITAL MICRO CAP FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2010 (UNAUDITED)

Cumulative Performance Comparison $10,000 Investment Since Inception*

                                                       October 31, 2010

Satuit Capital Micro Cap Fund                $34,548

S&P 500 Index                                         $  8,973

Russell 2000 Index                                   $10,815

Average Annual Total Return

For the Periods Ended October 31, 2010

              Satuit Capital Micro Cap Fund        S&P 500 Index     Russell 2000 Index

1 Year                       30.09%                               16.52%                   26.58%

3 Year                      (0.16)%                               (9.61)%                  (0.45)%

5 Year                         6.98%                                  0.38%                    0.08%

Since Inception *      13.35%                               (1.09)%                    0.79%

* Commencement of operation was December 12, 2000.

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

Satuit Capital Micro Cap Fund

Portfolio Illustration (Unaudited)

October 31, 2010

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Satuit Capital Micro Cap Fund
	Schedule of Investments
	October 31, 2010

Shares/Principal		Value

COMMON STOCKS - 94.58%

Aircraft Part & Auxiliary Equipment, NEC - 1.27%
69,400	Astronics Corp. *	$ 1,446,990

Appliances - 1.47%
146,100	Deer Consumer Products *	1,672,845

Chemicals & Allied Products - 1.96%
138,000	Gulf Resources, Inc. *	1,159,200
77,200	KMG Chemicals, Inc.	1,080,028
		2,239,228
Computer Equipment - 2.36%
175,000	Allot Communications Ltd. *	1,277,500
91,400	Xyratex Ltd. *	1,414,872
		2,692,372
Crude Petroleum & Natural Gas - 4.70%
23,200	Clayton Williams Energy, Inc. *	1,385,504
73,800	Georesources, Inc. *	1,269,360
83,700	Gulfport Energy Corp. *	1,396,116
105,700	Rex Energy Corp. *	1,303,281
		5,354,261
Deep Sea Foreign Transportation - 1.09%
56,000	Hornbeck Offshore Services, Inc. *	1,245,440

Drilling Oil & Gas Wells - 1.31%
75,700	Northern Oil and Gas, Inc. *	1,489,776

Electromedical & Electrotherapeutic Apparatus - 1.37%
56,800	Cyberonics, Inc. *	1,562,568

Electronic Components & Accessories - 1.25%
232,000	Silicon Image, Inc. *	1,426,800

Fire, Marine & Casualty Insurance - 2.03%
79,400	Amtrust Financial Services, Inc.	1,188,618
146,800	Maiden Holdings, Ltd.	1,123,020
		2,311,638
Footwear - 0.73%
61,700	Kenneth Cole Productions, Inc. Class A *	829,865

Industrial Electrical Equipment - 1.02%
125,000	Fushi Copperweld, Inc. *	1,165,000

Industrial Inorganic Chemicals - 0.77%
75,000	Seacube Container Leasing Ltd. *	873,750

In Vitro & In Vivo Diagnostic Substances - 1.10%
320,800	Immunomedics, Inc. *	1,260,744

Insurance Agents Brokers & Services - 0.85%
70,600	National Financial Partners Corp. *	974,280

Measuring & Controlling Devices, NEC - 2.82%
92,700	Measurement Specialties, Inc. *	2,070,918
19,000	OYO Geospace Corp. *	1,151,590
		3,222,508
Men's & Boy's Furnishings, Work Clothing, And Allied Garments - 1.07%
54,200	Perry Ellis International, Inc. *	1,218,416

Metal Forging & Stampings - 1.42%
50,500	Ladish Co, Inc. *	1,616,000

Miscellaneous Manufacturing Industries - 2.21%
147,200	Shuffle Master, Inc. *	1,385,152
141,800	Summer Infant, Inc. *	1,134,400
		2,519,552
Miscellaneous Products of Petroleum & Coal - 1.31%
41,200	Quaker Chemical Corp.	1,500,504

Motors & Generators - 0.63%
33,100	Harbin Electronic, Inc. *	713,636

Motor Vehicle Parts & Accessories - 1.15%
121,500	Amerigon, Inc. *	1,310,985

National Commercial Banks - 1.60%
75,100	Midsouth Bancorp, Inc.	1,031,874
95,186	Pacific Continental Corp.	790,996
		1,822,870
Oil & Gas Field Exploration - 0.96%
295,807	TGC Industries, Inc. *	1,094,486

Oil & Gas Field Services, NEC - 0.90%
202,500	Cal Dive International, Inc. *	1,024,650

Perfumes & Cosmetics - 0.98%
55,000	Elizabeth Arden, Inc. *	1,123,650

Pharmaceutical Preparations - 2.16%
367,300	Biodelivery Sciences International, Inc. *	1,259,839
186,359	Neptune Technologies & Bioresources, Inc. *	391,354
122,400	Pozen, Inc. *	813,960
		2,465,153
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.15%
36,900	Rogers Corp. *	1,313,640

Radio & TV Broadcasting & Communication Equipment - 1.10%
113,000	Ceragon Networks Ltd. *	1,249,780

Railroads, Line-Haul Operating & Equipment - 1.77%
69,500	Greenbriar Companies, Inc. *	1,264,900
58,200	Providence & Worcester Railroad Co.	757,764
		2,022,664
Retail-Apparel & Accessory Stores - 2.45%
245,800	Casual Male Retail Group, Inc. *	1,083,978
65,300	Zumiez, Inc. *	1,712,166
		2,796,144
Retail-Auto Dealers & Gasoline Stations - 2.05%
72,000	Rush Enterprises, Inc. *	1,144,080
109,900	Sonic Automotive, Inc. Class A *	1,200,108
		2,344,188
Retail-Catalog & Mail-Order Houses - 0.97%
58,000	Nutri System, Inc.	1,108,960

Retail-Eating Places - 2.12%
180,000	Carrols Restaurants Group, Inc. *	1,216,800
214,916	Morton's Restaurant Group, Inc. *	1,203,529
		2,420,329
Retail-Variety Stores - 2.83%
270,600	Tuesday Morning Corp. *	1,296,174
232,200	Zagg, Inc. *	1,927,260
		3,223,434
Retail-Shoe Stores - 2.40%
37,200	Genesco, Inc. *	1,218,672
66,600	Shoe Carnival, Inc. *	1,525,140
		2,743,812
Semiconductors & Related Devices - 5.67%
181,000	Anadigics, Inc. *	1,228,990
214,700	GSI Technology, Inc. *	1,492,165
25,000	NVE Corp. *	1,203,250
178,000	O2Micro International Ltd. ADR *	1,112,500
70,200	Volterra Semiconductor Corp. *	1,436,292
		6,473,197
Services-Business Services - 2.95%
35,000	Athenahealth, Inc. *	1,398,950
114,000	Powersecure International, Inc. *	1,072,740
25,300	Radware Ltd. *	893,090
		3,364,780
Services-Computer Integrated Systems Design - 1.17%
427,700	Sonus Networks, Inc. *	1,333,355

Services-Computer Programming - 1.20%
30,000	Computer Programs & Systems, Inc.	1,370,100

Services-Equipment Rental & Leasing, NEC - 0.04%
3,000	CAI International, Inc. *	49,500

Services-Help Supply Services - 1.00%
75,700	Kforce, Inc. *	1,136,257

Services-Management Consulting Services - 1.10%
144,300	NIC, Inc.	1,252,524

Services-Management Services - 1.01%
24,500	Advisory Board Co. *	1,146,845

Services-Medical Laboratories - 0.98%
51,700	Bio-Reference Laboratories, Inc. *	1,114,652

Services-Miscellaneous Health & Allied Services, NEC - 0.84%
81,800	American Dental Partners, Inc. *	953,788

Services-Offices & Clinics of Doctors of Medicine - 0.05%
6,300	Integramed America, Inc. *	53,235

Services-Prepackaged Software - 4.41%
214,500	Clicksoftware Technologies Ltd. *	1,402,830
77,000	Fundtech Ltd. *	1,069,530
55,000	Interactive Intelligence, Inc. *	1,359,050
129,000	Liveperson, Inc. *	1,195,830
		5,027,240
Services-Testing Laboratories - 1.00%
150,100	eResearch Technology, Inc. *	1,143,762

Special Industry Machinery, NEC - 1.02%
433,700	FSI International, Inc. *	1,166,653

State Commercial Banks - 3.80%
34,004	Bank of Marin Bancorp	1,132,673
62,900	Bryn Mawr Bank Corp.	1,051,059
226,100	Center Financial Corp. *	1,180,242
78,000	Washington Banking Co.	975,780
		4,339,754
Steel & Iron - 1.11%
292,800	Metalico, Inc. *	1,270,752

Surgical & Medical Instruments - 2.20%
74,900	Given Imaging Ltd. *	1,304,009
33,100	ICU Medical, Inc. *	1,208,150
		2,512,159
Trucking - 1.84%
81,000	Celadon Group, Inc. *	1,050,570
72,200	Saia, Inc. *	1,045,456
		2,096,026
Unsupported Plastics Film & Sheet - 1.26%
34,900	Raven Industries, Inc.	1,435,088

Wholesale-Computers & Peripheral Equipment & Software - 1.24%
256,200	Inx, Inc. *	1,409,100

Wholesale-Farm Product Raw Materials - 1.35%
239,200	SunOpta, Inc. *	1,545,232

Wholesale-Industrial Machinery - 0.97%
58,000	DXP Enterprises, Inc. *	1,104,320

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.05%
14,500	American Science & Engineering, Inc.	1,194,075

TOTAL FOR COMMON STOCKS (Cost $90,588,002) - 94.59%		107,893,312

REAL ESTATE INVESTMENT TRUSTS - 3.04%
58,500	Chatham Lodging Trust	1,078,740
70,000	Chesapeake Lodging Trust	1,258,600
179,000	Resource Capital Corp.	1,133,070
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,353,312) - 3.04%		3,470,410

SHORT TERM INVESTMENTS - 2.02%
2,306,645	US Bank Repurchase Agreement, 0.01%, dated 10/29/2010, due 11/1/2010
	repurchase price $2,306,645, collateralized by U.S. Treasury Bonds
	with a market value of $2,353,022, yield of 4.00%, and maturity date of 8/01/2018	2,306,645
TOTAL SHORT TERM INVESTMENTS (Cost $2,306,645) - 2.02%		2,306,645

TOTAL INVESTMENTS (Cost $96,247,959) - 99.65%		113,670,367

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.35%		395,700

NET ASSETS - 100.00%		$ 114,066,067

ADR - American Depository Receipt
* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Satuit Capital Micro Cap Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments, at Fair Value (Cost $96,247,959)	$ 113,670,367
Receivables:
Securities Sold	1,513,844
Shareholder Subscriptions	204,133
Interest	1
Prepaid Expenses	20,742
Total Assets	115,409,087
Liabilities:
Securities Purchased	1,036,771
Shareholder Redemptions	38,143
Due to Advisor	193,776
Other Accrued Expenses	74,330
Total Liabilities	1,343,020
Net Assets	$ 114,066,067

Net Assets Consist of:
Paid In Capital	107,061,232
Accumulated Realized Loss on Investments	(10,417,573)
Unrealized Appreciation in Value of Investments	17,422,408
Net Assets, for 3,973,346 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 114,066,067

Net Asset Value Per Share and Offering Price ($114,066,067/3,973,346)	$ 28.71

Minimum Redemption Price Per Share*	$ 28.14

*The Fund will impose a 2.00% redemption fee on shares redeemed within 360 days of purchase.

The accompanying notes are an integral part of these financial statements.

Satuit Capital Micro Cap Fund
Statement of Operations
For the year ended October 31, 2010

Investment Income:
Dividends	$ 532,249
Interest	739
Total Investment Income	532,988

Expenses:
Advisory Fees (Note 2)	1,081,877
Distribution Fees (Note 2)	216,376
Printing and Mailing Fees	30,389
Registration Fees	36,210
Compliance Fees	34,704
Legal Fees	15,249
Trustee Fees	48,448
Transfer Agent Fees	28,926
Fund Accounting Fees	25,119
Custody Fees	25,858
Audit Fees	16,579
Miscellaneous Fees	6,929
Total Expenses	1,566,664
Expense Recapture (Note 2)	128,420
Net Expenses	1,695,084

Net Investment Loss	(1,162,096)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	12,488,426
Net Change in Unrealized Appreciation on Investments	10,120,622
Net Realized and Unrealized Gain on Investments	22,609,048

Net Increase in Net Assets Resulting from Operations	$ 21,446,952

The accompanying notes are an integral part of these financial statements.

Satuit Capital Micro Cap Fund
Statements of Changes in Net Assets

	Years Ended
	10/31/2010	10/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (1,162,096)	$ (813,910)
Net Realized Gain (Loss) on Investments	12,488,426	(4,368,858)
Unrealized Appreciation on Investments	10,120,622	18,507,488
Net Increase in Net Assets Resulting from Operations	21,446,952	13,324,720

Capital Share Transactions - Class A:
Proceeds from Sale of Shares	44,786,696	20,317,716
Shares Issued on Reinvestment of Dividends	-	-
Proceeds from Early Redemption Fees	73,593	39,366
Cost of Shares Redeemed	(16,553,444)	(41,588,041)
Net Increase (Decrease) in Net Assets from Shareholder Activity	28,306,845	(21,230,959)

Net Assets:
Net Increase (Decrease) in Net Assets	49,753,797	(7,906,239)
Beginning of Year	64,312,270	72,218,509
End of Year (Including Accumulated Undistributed Net Investment
Income of $0 and $0, Respectively)	$ 114,066,067	$ 64,312,270

Share Transactions - Class A:
Shares Sold	1,712,070	1,070,884
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(653,023)	(2,315,146)
Net Increase (Decrease) in Shares	1,059,047	(1,244,262)
Outstanding at Beginning of Year	2,914,299	4,158,561
Outstanding at End of Year	3,973,346	2,914,299

The accompanying notes are an integral part of these financial statements.

Satuit Capital Micro Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	10/31/2010	10/31/2009		10/31/2008		10/31/2007		10/31/2006

Net Asset Value, at Beginning of Period	$ 22.07	$ 17.37		$ 30.18		$ 25.59		$ 23.41

Income From Investment Operations:
Net Investment Loss *	(0.34)	(0.24)		(0.16)		(0.26)		(0.12)
Net Gain (Loss) on Securities (Realized and Unrealized)	6.96	4.94		(11.42)		4.85		4.44
Total from Investment Operations	6.62	4.70		(11.58)		4.59		4.32

Distributions from:
Return of Capital	-	-		(0.02)		-		-
Net Realized Gain	-	-		(1.21)		-		(2.14)
Total from Distributions	-	-		(1.23)		-		(2.14)

Redemption Fees	0.02	-	**	-	**	-	**	-	**

Net Asset Value, at End of Period	$ 28.71	$ 22.07		$ 17.37		$ 30.18		$ 25.59

Total Return ***	30.09%	27.06%		(39.79)%		17.94%		19.39%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 114,066	$ 64,312		$ 72,219		$ 157,917		$ 120,182
Before Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.80%	2.24%		2.11%		2.06%		2.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19)%	(1.62)%		(0.84)%		(1.09)%		(1.31)%
After Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.95%	1.95%		1.95%		1.95%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.34)%	(1.33)%		(0.68)%		(0.98)%		(0.95)%
Portfolio Turnover	138.60%	142.15%		183.23%		141.91%		154.38%

* Net Investment Income/Loss per share amounts were calculated using the average share method.
** Amount calculated is less than $0.005.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 1. Significant Accounting Policies

The Satuit Capital Micro Cap Fund (the “Fund”) is a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund was established December 12, 2000 as a series of SCMT.  The Fund currently offers one class of shares (no-load).  The objective of the Fund is to seek to achieve long-term capital appreciation.

The Fund will charge a 2.00% redemption fee on all shares redeemed less than 360 days from the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations: The Fund's securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees (the “Board”) believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund's investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2010:

SATUIT CAPITAL MICRO CAP FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2010:

Assets	Level 1	Level 2	Level 3	Total
Equity Securities (a)	$107,893,312	$ -	-	$107,893,312
Real Estate Investment Trusts	3,470,410			3,470,410
Short-Term Investments – Bank Repurchase Agreement	-	2,306,645	-	2,306,645
Total	$111,363,722	$ 2,306,645	-	$113,670,367

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2010.

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2007 - 2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Income: Security transactions are accounted for on the trade date.  The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Accounting Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

SATUIT CAPITAL MICRO CAP FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Reclassification of Capital Account: GAAP require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of October 31, 2010, the Fund reclassified permanent book/tax differences of $1,162,096 from net investment loss to paid in capital.

Note 2. Investment Advisory and Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC (“the Advisor”) provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund.  Per an expense limitation agreement, the Advisor has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses for the Fund's shares to 1.95% of average net assets through October 31, 2011.  For the year ended October 31, 2010, the Advisor earned fees of $1,081,877. Additionally, as of  October 31, 2010, the Fund owed the Adviser $193,776, of which $79,830 consisted of expense recaptures as described below, and $113,946 consisted of accrued but unpaid investment advisory fees.

Pursuant to the terms of the Expense Limitation Agreement, the Advisor is entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Fund’s total annual expense ratio to exceed 1.95%.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of October 31, 2010, was $374,717, and will expire as follows:

2008	$ 199,328	Expires 2011
2009	175,389	Expires 2012
	$374,717

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder

SATUIT CAPITAL MICRO CAP FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

servicing agents who enter into agreements with the Fund or the Advisor.  The Fund or the Advisor may incur such distribution expenses at the rate of 0.25% per annum on the Fund’s A Class average daily net assets.  For the year ended October 31, 2010, there were $216,376 of 12b-1 fees incurred by the Fund.

Mutual Shareholder Services, LLC (“MSS”) is the Fund's Transfer and Dividend Disbursing Agent.  In accordance with the contract and current asset levels, MSS earns $2,525 a month.

Mutual Shareholder Services, LLC (“MSS”) is the Fund’s Accounting Agent.  In accordance with the contract and current asset levels, MSS earned $2,500 a month.

Certain officers and/or an interested Trustee of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.

Certain officers of the Fund are also employees, officers, and or directors of Mutual Shareholder Services LLC.

Note 3. Investments

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended October 31, 2010, aggregated $139,092,110 and $111,391,459, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with regulations which may differ from GAAP.  These distribution differences primarily result from different treatments of wash sales.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

Distributions paid from:	October 31, 2010	October 31, 2009
Ordinary Income	$0	$0
Return of Capital	0	0
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$0	$0

For federal income tax purposes the cost of securities owned at October 31, 2010, was $96,253,557.  At October 31, 2010, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$19,073,010	$(1,656,200)	$17,416,810

SATUIT CAPITAL MICRO CAP FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

As of October 31, 2010, the difference between book-basis and tax-basis unrealized appreciation (depreciation) resulted from the deferral of wash sale losses.

Note 5. Capital Loss Carryforwards

At October 31, 2010, the Satuit Capital Micro Cap Fund had available for federal income tax purposes an unused capital loss carryforward of $10,411,975 of which $6,073,767 expires in 2016 and $4,338,208 expires in 2017.  To the extent that these carryfowards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

Note 6.  New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.  The implementation of the ASC did not have a material effect on the Fund’s financial disclosures contained in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Satuit Capital Micro Cap Fund

(Satuit Capital Management Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Satuit Capital Micro Cap Fund, a series of the Satuit Capital Management Trust as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended October 31, 2008 were audited by other auditors, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Satuit Capital Micro Cap Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 23, 2010

Satuit Capital Micro Cap Fund
Expense Illustration
October 31, 2010 (Unaudited)

Expense Example

As a shareholder of the Satuit Capital Micro Cap Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2010	October 31, 2010	May 1,2010 to October 31,2010

Actual	$1,000.00	$1,015.21	$9.90
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.38	$9.91

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SATUIT CAPITAL MICRO CAP FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2010 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 972-8848 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-972-8848.

Approval of Investment Advisory Agreement - The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on October 17, 2010, at which all of the Independent Trustees were present in person.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Trustees reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

SATUIT CAPITAL MICRO CAP FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2010 (UNAUDITED)

As part of their review on the financial condition of the Advisor, the Trustees reviewed the Advisor’s balance sheet as of September 30, 2010 and considered the financial condition of the Advisor.  The Independent Trustees concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Trustees reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Trustees found that the Fund’s performance record appeared to be generally consistent with and often superior to the performance of the market and its peer funds.

The Trustees reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships, and noted with approval that the Advisor appeared to be in compliance with all current SEC guidelines relating to soft dollars.  They also reviewed the average commission rates paid by the Fund.  The Trustees also found that the average commission rate paid by the Fund has continued to decline.

The Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is in line with the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that is generally in line with other comparably managed funds.  The Independent Trustees decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Trustees also considered the “fallout benefits” to the Advisor but, given that the Fund is the Adviser's only current client, potential "fallout benefits" were not considered to be material factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Trustees and Officers - Information pertaining to the trustees and officers of the Fund is set forth below. The names, addresses and ages of the trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below.  The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and the principal underwriter, and officers of the Fund, are noted with an asterisk (*).

SATUIT CAPITAL MICRO CAP FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2010 (UNAUDITED)

The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 567-4030.

SATUIT CAPITAL MICRO CAP FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2010 (UNAUDITED)

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Interested Trustee:
Robert J. Sullivan* 3547 Meeks Farm Rd. Suite A-1 Johns Island, S.C. 29455 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	N/A

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

N/A

SATUIT CAPITAL MICRO CAP FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2010 (UNAUDITED)

Non-Interested Trustees:
Samuel Boyd, Jr. 3547 Meeks Farm Rd. Suite A-1 Johns Island, SC 29455 (1940)	Trustee since October, 2002 - Indefinitely	1

Retired. Mr. Boyd was Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August, 1978 until April, 2005; a Director of The World Funds, Inc., a registered investment company, since May, 1997; a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed); and a Trustee of Janus Advisors Series Trust, a registered investment company, from 2003 to 2005.

				The World Funds, Inc. -- 4 Funds
William E. Poist 3547 Meeks Farm Rd. Suite A-1 Johns Island, SC 29455 (1939)	Trustee since November, 2003 - Indefinitely	1

Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals since 1974; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed). Mr. Poist is also a certified public accountant.

				The World Funds, Inc. -- 4 Funds
Paul M. Dickinson 3547 Meeks Farm Rd. Suite A-1 Johns Island, SC 29455 (1947)	Trustee since November 2003 - Indefinitely	1

Mr. Dickinson is President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds
Anthony J. Hertl 3547 Meeks Farm Rd. Suite A-1 Johns Island, SC 29455 (1950)	Trustee since October, 2002 - Indefinitely	1

Consultant to small and emerging businesses since  2000. Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, N.Y. where he served in this capacity for four years. Mr. Hertl is a Certified Public Accountant.

				Northern Lights Fund Trust -- 40 Funds; Northern Lights Variable Trust -- 8 Funds; AdvisorOne Funds -- 11 Funds; and The India Select Fund -- 1 Fund; Global Real Estate Investments – 1 Fund
Officers:
Gregory B. Getts 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 (1957)	Treasurer (Principal Financial Officer)	2	President and owner of Mutual Shareholder Services, LLC, a mutual fund transfer agent, since 1999. President and owner of MSS, Inc., a real estate firm, since 2006.	N/A
David Jones 395 Sawdust Road, # 2148 The Woodlands, TX 77380 (1957)	Chief Compliance Officer	N/A

Co-founder and Managing Member of Drake Compliance LLC (compliance consulting), since 2004; founder and controlling shareholder of David Jones & Associates P.C. (law firm) since 1998; President and Chief Executive Officer of Citco Mutual Fund Services Inc. from 2001 to 2003.

				N/A

Investment Adviser:
Satuit Capital Management, LLC

3547 Meeks Farm Rd.  Suite A1

Johns Island, S.C. 29455

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital Micro Cap Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:
For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital Micro Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report,  the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,250 for 2010 and $13,500 for 2009.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2010 and $2,500 for 2009.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2010 and $0 for 2009.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2009.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 10, 2011

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date:  January 10, 2011

*

Print the name and title of each signing officer under his or her signature.